Exhibit 4.1

026922

NUMBER
MX

SHARES

Max

Max Capital Group Ltd.

INCORPORATED IN THE ISLANDS OF BERMUDA UNDER THE COMPANIES ACT 1981

COMMON SHARES
PAR VALUE OF SHARES U.S. $1.00 EACH

CUSIP G6052F 10 3

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

SPECIMEN

IS THE REGISTERED OWNER OF

FULLY PAID AND NON-ASSESSABLE
COMMON SHARES IN THE ABOVE-NAMED COMPANY SUBJECT TO THE MEMORANDUM OF
ASSOCIATION AND THE BYE-LAWS OF THE COMPANY, TRANSFERABLE IN ACCORDANCE THEREWITH.

This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated:

Max Capital Group Ltd.
BERMUDA
1999

W. Marston Becker, Chairman and Chief Executive Officer

Sarene A. Bourdages, Secretary

COUNTERSIGNED AND REGISTERED:
MELLON INVESTOR SERVICES LLC
TRANSFER AGENT
AND REGISTRAR

BY:

AUTHORIZED SIGNATURE

© JEFFRIES BANKNOTE COMPANY

Max Capital Group Ltd.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT	—	Custodian
TEN ENT	—	as tenants by the entireties			(Cust) (Minor)
JT TEN	—	as print tenants with right of			under Uniform Gifts to Minors Act
		survivorship and not as tenants			(State)
		in common	UNIF TRF MIN ACT	—	Custodian (until age)
(Cust) (Minor)
under Uniform transfers (Minor) to
(State)

Additional abbreviations may also be used though not in the above list

FOR VALUE RECEIVED,____________________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

___________________________________________________________________________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

___________________________________________________________________________________________________________

___________________________________________________________________________________________________________

________________________________________________________________________________________________ Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________________________________ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises

Dated _______________________

X

X
NOTICE	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

Signature(s) Guaranteed

By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS STOCKBROKERS SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S E C RULE 17Ad 15